Taxes on Income	12 Months Ended
Dec. 31, 2021
Disclosure of income tax [text block] [Abstract]
TAXES ON INCOME

NOTE 16: - TAXES ON INCOME

Tax rates applicable to the Group:

The Israeli corporate income tax rate was 23% in 2021, 2020 and 2019.

The principal tax rates applicable to the subsidiaries whose place of incorporation is outside Israel are:

A company incorporated in the U.S. - weighted tax rate of about 21% (Federal tax, State tax and City tax of the city where the company operates).

Companies subject to the U.S. federal tax reform (Tax Cuts and Jobs Act of 2017) – 9.99%.

Companies incorporated in England - tax rate of 19%.

A company incorporated in Gibraltar - tax rate of 12.5% ) 10% before August 1, 2021).

c.	Tax assessments:

The Company not received final tax assessments since it's incorporation. The subsidiary, ILSB, received final tax assessments through the 2016 tax year. The subsidiary, Midgard, has not received final tax assessments since her incorporation.

d.	Carryforward losses for tax purposes and other temporary differences:

Carryforward operating tax losses of the Group total approximately $53,000 as of December 31, 2021. Deferred tax assets relating to these losses and to other deductible temporary differences were not recognized because their utilization in the foreseeable future is not probable.

e.	Theoretical tax:

The difference between the tax benefit, assuming that all the losses in profit or loss were taxed at the statutory tax rate and the tax expense recorded in profit or loss is due to the operating losses for which deferred tax benefit has not been recognized.